UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K/A
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
February 15, 2008
(Amendment No. 1)

GARTNER, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	1-14443	04-3099750
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
P.O. Box 1021
56 Top Gallant Road
Stamford, CT 06902-7747
(Address of Principal Executive Offices, including Zip Code)
(203) 316-1111
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note:
Gartner, Inc. (the “Company”) is filing this Current Report on Form 8-K/A as Amendment No. 1 to its Current Report on Form 8-K (the “Form 8-K”) filed with the Securities and Exchange Commission on February 19, 2008 solely to revise the tabular information under the heading “2008 Long-Term Incentive Award.” No other information contained in the Form 8-K is amended by this Form 8-K/A.
ITEM 5.02. COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS
2008 Long — Term Incentive Award. On February 15, 2008, the Compensation Committee approved and made 2008 annual long-term incentive equity awards consisting of Stock Appreciation Rights (SARs) and Restricted Stock Units (RSUs) to the NEOs as follows:

Name	Number of SARs	Target Number of RSUs*
Eugene A. Hall	271,460	222,840
Christopher J. Lafond	75,662	62,110
Peter Sondergaard	37,784	31,017
Lewis G. Schwartz	37,784	31,017
*	Adjusted as described in the narrative contained in the Form 8-K.
[signature page follows]

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Gartner, Inc.
Date: March 3, 2008	By:	/s/ Christopher J. Lafond
Christopher J. Lafond
Executive Vice President, Chief Financial Officer